Supplement dated March 9, 2021
to the Prospectus and Summary Prospectus, each as supplemented, if applicable, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Dividend Income Fund	October 1, 2020
Effective March 9, 2021 (the Effective Date), the portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Scott Davis	Senior Portfolio Manager	Lead Portfolio Manager	2001
Michael Barclay, CFA	Senior Portfolio Manager	Portfolio Manager	2011
The rest of the section remains the same.
On the Effective Date, the information about the portfolio managers under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Scott Davis	Senior Portfolio Manager	Lead Portfolio Manager	2001
Michael Barclay, CFA	Senior Portfolio Manager	Portfolio Manager	2011
Mr. Davis joined one of the Columbia Management legacy firms or acquired business lines in 1985. Mr. Davis began his investment career in 1980 and earned a B.A. from American International College and an M.A. from the University of Connecticut.
Mr. Barclay joined one of the Columbia Management legacy firms or acquired business lines in 2006. Mr. Barclay began his investment career in 1991 and earned a B.A. and an M.P.A. from Cornell University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP139_05_003_(03/21)